NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund

Supplement dated April 1, 2025
to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on December 11, 2024, the Board approved an amendment to the subadvisory agreement with Victory Capital Management Inc. (“Victory Capital”) for the Nationwide Amundi Strategic Income Fund, a series of the Trust (the “Fund”). The Board approved this agreement because Amundi Asset Management US, Inc. (“Amundi”), the subadviser to the Fund, was acquired by Victory Capital (the “Transaction”). Upon the closing of the Transaction, a change in control of Amundi occurred that caused Amundi’s subadvisory agreement with the Trust to terminate. No changes to the Fund’s portfolio management team occurred as a result of the Transaction.

2.	Effective immediately, the Summary Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Victory Capital Management Inc. ("Victory Capital")

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE